Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated June 3, 2022 to the Prospectus dated April 29, 2022 for the following series of the Trust

(each, a “Fund,” and collectively, the “Funds”):

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund – Jun/Dec

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund – Jun/Dec

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jun

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jun

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

As described in the Funds’ Prospectus, each Fund seeks to provide exposure to the S&P 500 Index, prior to taking into account any fees or expenses or the performance of any fixed income exposure included in the Fund’s portfolio, subject to either a Par Up Rate, a Spread or Index Caps on any upside market performance of the S&P 500 Index and, with respect to the Index Caps, a Fund’s applicable Secondary Index. As of June 3, 2022, the estimated ranges of each Fund’s Par Up Rate, Spread and Index Caps, as applicable (each, a “rate”), are available on the Funds’ website at https://millimanfunds.com/trending-rates, and will be updated on a daily basis. Milliman Financial Risk Management LLC, the Funds’ investment adviser (“Milliman”), will not calculate the definitive rate applicable to each Fund’s Outcome Period until the commencement of such Fund’s Outcome Period (the “actual rate”), which will be based on (i) evaluation by Milliman of prevailing market conditions on the first day of the Outcome Period, and (ii) the total number (for the Par Up Rate and Index Caps) or strike price (for the Spread) of long call options contracts on the applicable Reference Index(es) or corresponding ETF(s) that Milliman is able to purchase at that time (the number of which will depend, in part, upon the expected income from the Collateral Portfolio and the Put Spread Strategy). Accordingly, there is no guarantee that any actual rate will fall within the estimated ranges posted on the Funds’ website on any given day.

Investors should retain this supplement for future reference.